Subsequent Events	6 Months Ended
Jun. 30, 2025
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

18. SUBSEQUENT EVENTS

The Company has evaluated subsequent events through the date of issuance of the unaudited condensed consolidated financial statements. Except for the events mentioned below, the Company did not identify any subsequent events with material financial impact on the Company’s unaudited condensed consolidated financial statements.

Joint Venture Agreement

On September 19, 2025, the Company entered into a joint venture agreement with JW Global Holding L.L.C.-FZ (“JW”) to establish RJ Investment L.L.C.-FZ in the United Arab Emirates (subject to registration and regulatory approval). The joint venture will focus on the import, marketing, and sale of commercial vehicles and related aftersales services in Pakistan and the Gulf and Arabian Peninsula region. The Company will hold 51% and JW 49% of the equity interests, with proportionate capital contributions including an initial seed funding of $5,000 and future funding subject to board approval. The agreement also provides for a management equity incentive pool representing 20% of the fully diluted share capital, resulting in diluted holdings of 40.8% for the Company and 39.2% for JW. The Joint Venture Agreement has a term of 20 years and may be renewed by mutual written consent.

Entry into a Share Purchase Agreement

On September 18, 2025, the Company entered into a share purchase agreement with Mobius Technology Co., Limited, Dreamwork International Investments Ltd. (together, the “Sellers”), and Mobius Technology Limited (the “Core Team”). Pursuant to the agreement, the Company agreed to acquire from the Sellers an aggregate of 1,745 ordinary shares of aitos.io Pte. Ltd. (“aitos”), a technology company focused on integrating Internet of Things (IoT) innovations with blockchain technology, representing approximately 16.58% of aitos’ issued and outstanding shares, for a total consideration of US$8.29 million, payable in 5,181,250 Class B ordinary shares of the Company at US$1.6 per share. In addition, the Company agreed to issue 6,000,000 Class B ordinary shares to the Core Team as performance incentives and retention bonus. The shares to be issued are subject to transfer restrictions and staged release. Following the closing, the Company will be entitled to appoint one director to aitos’ board of directors.

Joint Venture Agreement

On September 4, 2025, the Company’s subsidiary, NWTN Investment L.L.C.-FZ, entered into a joint venture agreement with JW Global Holding L.L.C-FZ (“JW”) and Ferox Investment L.L.C. to establish a limited liability company in the United Arab Emirates under the proposed name “Robo.AI Industrial City.” The Company will hold 51% of the equity interest, JW 24.5%, and Ferox 24.5%. The joint venture will focus on the production and distribution of premium intelligent vehicles, eVTOL, smart logistics and delivery hardware, and other smart devices. Governance, profit-sharing, intellectual property ownership, and transfer restrictions are addressed in the agreement, which has an initial 20-year term.

Equity Acquisition Agreement

On August 29, 2025, the Company completed the acquisition of Astra Mobility Meta (Cayman Islands) Limited (“Astra”) pursuant to a share exchange acquisition agreement (as supplemented, the “Astra Agreement”) entered into with Astra and its shareholders. Under the Astra Agreement, the Company agreed to issue 15,000,000 Class B ordinary shares, valued at $1.00 per share, as consideration for 100% of the equity interest in Astra. The consideration shares were issued to an escrow account and are subject to release upon the completion of Astra’s intellectual property registration with the relevant authorities and satisfaction of specified service and performance conditions. Following the transaction, Astra became a wholly-owned subsidiary of the Company.

Cooperation Agreement

On September 6, 2025, the Company entered into a cooperation agreement with EVT Aerotechnics (Nanjing) Co., Ltd. to establish a joint venture in the United Arab Emirates for the global sales, distribution and localized development of electric vertical take-off and landing (“eVTOL”) aircraft, as well as the potential establishment of an assembly facility in the UAE. The Company will hold a 51% equity interest and contribute facilities, regulatory and market access support, and funding, while EVT will hold a 49% equity interest and contribute an exclusive license for eVTOL technology outside mainland China together with technical support. The joint venture’s board will consist of five members, with three nominated by the Company and two by EVT. The parties have agreed to negotiate and execute definitive agreements within 30 days of signing.

Entry into a Standby Equity Purchase Agreement

On September 3, 2025, the Company entered into a standby equity purchase agreement with YA II PN, Ltd. (“Yorkville”), under which the Company may, at its discretion, issue and sell up to $100.0 million of its Class B ordinary shares over a 24-month period, subject to certain conditions and limitations, including a cap on Yorkville’s ownership of 4.99%. The purchase price per share will be based on a discount to the volume-weighted average price. In connection with the agreement, the Company is required to pay a structuring fee and a commitment fee, partially payable in cash or shares. The Company is also required to file a registration statement for the resale of shares before it may draw on the facility.

Change of Company Name and Ticker Symbol

On August 12, 2025, the Company’s shareholders approved a change of the Company’s name from NWTN Inc. to Robo.ai Inc., which became effective on August 15, 2025. The Company’s Class B ordinary shares began trading on Nasdaq under the new name and ticker symbol “AIIO” on August 26, 2025.

Entry Into a Material Definitive Agreement

On August 8, 2025, the Company entered into an Asset Contribution & Share Issuance Agreement with JW International LLC-FZ, pursuant to which JW will contribute exclusive four-year usage rights to its CKD automotive assembly facility in Pakistan and access to its nationwide sales and distribution network. In exchange, the Company will issue 10,000,000 restricted Class B ordinary shares to JW at US$1.41 per share. The shares will be subject to a four-year lock-up period, and JW has committed to facilitating the sale of no less than 50,000 vehicles over the four years following closing. The transaction is subject to customary conditions precedent and is expected to close within 15 business days after satisfaction of such conditions.

Issuance of Shares to New Investors and Service Providers

On August 5, 2025 and September 8, 2025, the Company issued an aggregate of approximately 45.0 million Class B ordinary shares to new investors and service providers pursuant to certain share subscription, issuance and stock grant agreements. These issuances comprised shares subscribed for cash consideration, shares issued in settlement of payment obligations, and shares granted as compensation for services previously rendered to the Company. The addition of these new investors further diversified the Company’s shareholder base. Following these share issuances, as of September 22, 2025, the Company had 337,605,861 ordinary shares issued and outstanding, consisting of 36,350,011 Class A ordinary shares and 301,255,850 Class B ordinary shares.